SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549





                          FORM 8-K

                       CURRENT REPORT





 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): December 8, 1994





                 NEW YORK TELEPHONE COMPANY





A New York       Commission File   I.R.S. Employer Identification
Corporation      Number 1-3435     No. 13-5275510





   1095 Avenue of the Americas, New York, New York  10036

               Telephone Number (212) 395-2121




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Form 8-K                             New York Telephone Company
December 8, 1994


Item 5.   Other Events

          On November 15, 1993, NYNEX Corporation
          ("NYNEX") and New England Telephone and
          Telegraph Company ("New England Telephone") filed suit in the United States District Court for the District of Maine seeking an order declaring that section 533(b) of the Cable
          Communications Policy Act of 1984 is
          unconstitutional and permanently enjoining the
          United States from enforcing section 533(b) against NYNEX. Section 533(b) prohibits NYNEX from providing video programming to subscribers in areas where New England Telephone or New
          York Telephone Company ("New York Telephone") provide service. On December 8, 1994, the court issued an opinion and order declaring that section 533(b) is unconstitutional and stating that it will enjoin the enforcement of section 533(b) against NYNEX and its
          subsidiaries, including New York Telephone, within the NYNEX service area. The Department of Justice is expected to appeal.



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Form 8-K                             New York Telephone Company
December 8, 1994




                         SIGNATURES



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                               New York Telephone Company




                              By   Morrison DeS. Webb
                                   Morrison DeS. Webb
                                    Vice President,
                              General Counsel and Secretary
















December 22, 1994